UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2010

SAFESTITCH MEDICAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-19437	11-2962080
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Boulevard, Suite A-100, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 575-4600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 8, 2010, SafeStitch Medical, Inc. (the “Company”) will present at the Jefferies 2010 Global Life Sciences Conference in New York, New York. A copy of the Company’s presentation slides is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is available on the Company’s website on the day of the presentation at www.safestitch.com.

The information contained in Item 7.01 to this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Act.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated June 7, 2010

99.2	Jefferies 2010 Global Life Sciences Conference Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SAFESTITCH MEDICAL, INC.
By:	/s/ Adam S. Jackson

Name: Adam S. Jackson
Title: Chief Financial Officer

Date: June 8, 2010